UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 7, 2014, SPX Corporation (the “Company”) announced that it had received, pursuant to its previously announced consent solicitation (the “Consent Solicitation”) with respect to its outstanding 6.875% Notes due 2014 (the “Notes”), the requisite consents to adopt proposed amendments (the “Proposed Amendments”) to the indenture governing the Notes (the “Indenture”) to clarify the application of Article Five of the indenture to the Company’s previously announced spin-off.  The Consent Solicitation expired at 5:00 p.m., New York City time, on November 7, 2014.

As of 5:00 p.m. New York City time on November 7, 2014, holders of $591.174 million aggregate principal amount of Notes, representing 98.53% of the outstanding Notes, had validly delivered and not revoked their consents.  As a result, the requisite number of consents has been received with respect to the Consent Solicitation.

On November 7, 2014, the Company, the subsidiary guarantors and U.S. Bank National Association, as trustee, executed the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture implementing the Proposed Amendments.  A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On November 10, 2014, the Company issued a press release announcing the receipt of requisite consents and expiration of the previously announced consent solicitation relating to its 6.875% Senior Notes due 2017.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

4.1

Second Supplemental Indenture, dated as of November 7, 2014, among the Company, the Subsidiary Guarantors (as defined therein) and U.S. Bank National Association, as Trustee, to the Indenture, dated as of August 16, 2010.

99.1	Press release, dated November 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: November 10, 2014	By:	/s/ Jeremy W. Smeltser
Jeremy W. Smeltser
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

4.1

Second Supplemental Indenture, dated as of November 7, 2014, among the Company, the Subsidiary Guarantors (as defined therein) and U.S. Bank National Association, as Trustee, to the Indenture, dated as of August 16, 2010.

99.1	Press release, dated November 10, 2014.